SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2001

NQL INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-10558 (Commission File No.)	33-0887356 (IRS Employer Identification No.)

4 HUTTON CENTRE DRIVE, SUITE 500, SANTA ANA, CA 92707

(Address of principal executive offices)

Registrant’s telephone number, including area code: (714) 338-1600

Item 5. Other Events.

      The Company’s press release dated July 11, 2001, filed as Exhibit 99.1 to this Report, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Text of Press Release dated July 11, 2001.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NQL INC.

Date: July 11, 2001	By:	/s/ Robert Riiska

Robert Riiska Chief Financial Officer (Principal Financial Officer)

Index to Exhibits

Exhibit	Description

99.1	Text of Press Release dated July 11, 2001

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